SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549



                            FORM 8-K



                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  March 1, 2000



                      OLD NATIONAL BANCORP
     (Exact name of Registrant as specified in its charter)


       Indiana                      0-10888                  35-1539838
(State or other jurisdiction  (Commission File Number)   (IRS Employer
      of incorporation)                                  Identification No.)


           420 Main Street, Evansville, IN              47708
    (Address of Principal Executive Offices)           Zip Code


                             (812) 464-1434
          (Registrant's telephone number, including area code)









Item 5.  Other Events

     On March 1,2000 and March 10,2000, Old National Bancorp (the
"Registrant") completed its pooling of interests acquisitions of Heritage Financial Services, Inc.(Heritage) and ANB Corporation (ANB).

     Attached as an exhibit is Supplemental Consolidated Financial Information, which sets forth on a restated basis to reflect the Heritage and ANB mergers, Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations,the Registrant's consolidated balance sheets as of December 31, 1999 and 1998, and the related consolidated statements of income, changes in shareholders' equity and cash flows for each of the three years in the period ended December 31, 1999.

Item 7.  Exhibits

      (c )  Exhibits.

          (23) Consents of Public Accountants

          (27) Financial Data Schedule

          (99) Supplemental Financial Information


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                              OLD NATIONAL BANCORP
                              (Registrant)



Date:  April 18, 2000            By:/s/ James A. Risinger
                                        James A. Risinger,
                                        Chairman, President & CEO